Exhibit 10.22
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WallSt.net                                                        Make Check Payable to:  Digital Wall Street Inc.
an open network financial community                                                       2355 Main St. #120
                                                                                          Irvine, CA 92614

Company Name: Midnet Inc / (MIDX)  Tilo Kunz (CEO)                        OR
Address: 1055-#300 W. Hastings St. Vancouver. BC V6E2E9
Phone: 604-307-83 G5                                              WIRING INSTRUCTIONS:
Proposed Campaign Date: OCT 5,05 to Oct 5,06                      Digital Wall Street Inc.        RT# 122OO0496
                                                                  Union Bank of Ca afornia       Acc# 40633899604
                                                                  2001 Michelson Dr.
                                                                  Irvine CA 92612

                                   ORDER FORM


(1) Press Release                       [X] (A) General-         $175    $2,100 (12)
                                        [X] (B) Tagged-         $2250    $27,000 (12

(2) Email Campaign
Targeted Emailing to opt in investors                  Times Per Month
                          Members           1              2               3               4
(A) Our Premium List -    75,000      [X] $15,000    [ ] $22,500    [ ] $27,500      [ ] $31,500        $75,000 (5)

                                                       Times Per Month
                          Members           1              2               3               4
(B) Opt In List     (i)   100,000     [X] $12,500    [ ] $21,250    [ ] $31,875      [ ] $42,500         $75,000 (6)
                    (ii)  250,000     [X] $25,000    [ ] $42,500    [ ] $63,750      [ ] $85,000         $25,000
                    (iii) 1,000,000   [ ] $75,000    [ ] $127,500   [ ] $191,250     [ ] $255,000
                    (iv)  5,000,000   [ ] $280,000   [ ] $476,000   [ ] $714,000     [ ] $952,000

                                            10,000          50,000         100,000
(3) Banner Advertising        [X] Small      $750           $3200          $  5440                       $ 5,440
                              [X] Medium     $1000          $4250          $  7225                       $ 4,250
                              [X] Tower      $1500          $6375          $10,800

(4) Newspaper (Full Color)    [ ] Full-  $10,000   [ ] 1/3-  $4125
                              [ ] 2/3-   $  7900   [ ] 1/4-  $3450
                              [ ] 1/2-   $  6500   [X] 1/5-  $2450                                       $ 2,450

(5) Conference                [X] Los Angeles                $3750                                       $ 7,500 (2)
                              [ ] New York                   $4500

(6) Newsletter Sponsorship    [X] Small                      $2500                                       $ 5,000 (2)
                              [X] Large                      $5000                                       $10,000 (2)

(7) Lead Generator            [ ] $4500
Co-op emailing with up to 12 other companies
500,000 opt in investor linked to splash page-generally generates 300-750 active leads


                                                                 More on back...
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(8) Splash Page                [X] Design (one time)               $1500                                 $ 1,500
                               [ ] 10,000  - $75,000 (5)           $ 950
                               [ ] 25,000  - $75,000 (5)           $1800
                               [ ] 100,000 - $75,000 (5)           $6000
                               [ ] 250,000 - $75,000 (5)         $13,500                                 $12,500

(9) Video Edit                 [X] 1750                                                                  $ 1,750

(10) Transcripts Handouts      [X] 1250/1000                                                             $ 1,250

(11) Misc. Items         Will accept 639,350 restricted shares(144) of MIDX,
                         At price of.40 divided by $255,740 restriction will be for a one year period

Comments: Offer expires 10/7



/s/ Tilo Kunz                                Total: $255,740
--------------------------                         -----------------
     Signature

Date: 14 Oct '05
     ---------------------


                              For Office Use Only

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Availability Requested Date: From _______________ To ______________

Confirmed by: /s/__________________________________________________

Signature:_________________________________________________________
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